SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2001

eResource Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8662	23-2265039

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3353 Peachtree Road, N.E., Suite 130, Atlanta, Georgia 30326

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (404) 760-2570

Item 5.  Other Events

     On July 10, 2001, Lifestyle Technologies Atlanta, Inc. (“LSTA”), a Georgia corporation and a second-tier, wholly-owned subsidiary of eResource Capital Group, Inc., a Delaware corporation (the “Company”), completed the acquisition of substantially all of the assets and certain liabilities of Greater Atlanta Alarm Services, Inc., a Georgia corporation (“GAAS”), pursuant to the terms of that certain Asset Purchase Agreement dated June 20, 2001, by and among GAAS, LSTA, the Company, David Watson (the sole shareholder of GAAS) and Glenda Watson (the “Purchase Agreement’).

     Pursuant to the terms of the Purchase Agreement, LSTA bought substantially all of the assets and certain liabilities of GAAS (the “GAAS Acquisition”), as more particularly set forth in the Purchase Agreement, for a purchase price of approximately $1.4 million (the “Purchase Price”). The Purchase Price was paid by LSTA to GAAS by delivery of: (i) $250,000 in cash; (ii) a promissory note executed by LSTA in favor of GAAS in the principal amount of $250,000, bearing simple interest of 6.75% per annum payable monthly in arrears with principal payable in forty-seven (47) equal monthly installments of $3,000 commencing in August 2001 and ending in June 2005 and a final payment of all outstanding principal and accrued interest payable in July 2005; and (iii) 975,556 shares of the Company’s restricted common stock, par value $.04 per share (the “Common Stock”).

     Pursuant to the Purchase Agreement, the Company has agreed to file within 180 days of completing the GAAS Acquisition a registration statement on Form S-3 (or another appropriate form if at the time of filing such registration statement the Company is not then eligible to use Form S-3) covering the resale of the Common Stock issued in connection with the GAAS Acquisition.

     The shares of Common Stock issued in connection with the GAAS Acquisition were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption in Section 4(2) of the Securities Act and Regulation D of the Securities Act promulgated thereunder.

     The description contained herein of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement which is filed as Exhibit 2.1 to this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

	2.1	The Asset Purchase Agreement dated June 20, 2001, by and among GAAS, LSTA, the Company, Glenda Watson and David Watson. (Certain of the exhibits and schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-B, and the Company agrees to furnish copies of such omitted exhibits and schedules supplementally to the Securities and Exchange Commission upon request.)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, eRCG has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

eResource Capital Group, Inc.

By: /s/ William L. Wortman William L. Wortman Vice-President, Treasurer and Chief Financial Officer

Dated:	August 14, 2001

EXHIBIT INDEX

Exhibits

2.1	The Asset Purchase Agreement dated June 20, 2001, between GAAS, LSTA, the Company, Glenda Watson and David Watson. (Certain of the exhibits and schedules to the Asset Purchase Agreement have been omitted from this Report pursuant to Item 601(b)(2) of Regulation S-B, and the Company agrees to furnish copies of such omitted exhibits and schedules supplementally to the Securities and Exchange Commission upon request.)

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